UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 19 2006

CURON MEDICAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-31519	77-0470324
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

46117 Landing Parkway

Fremont, California 94538

(Address of principal executive offices, including zip code)

(510) 661-1800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes In Registrant’s Certifying Accountant.

(a) On June 19, 2006, Curon Medical, Inc.’s (the “Company”) Audit Committee dismissed PricewaterhouseCoopers LLP, or PwC, as the Company’s independent registered public accounting firm.

The reports of PwC on the consolidated financial statements of the Company as of and for the years ended December 31, 2005 and 2004 each contained an explanatory paragraph expressing significant doubt about the Company’s ability to continue as a going concern but did not contain any other adverse opinion or disclaimer of opinion, and were not further qualified or modified as to uncertainty, audit scope, or accounting principle.

During the years ended December 31, 2005 and 2004 and through June 19, 2006, there were no disagreements as described under Item 304(a)(1)(iv) of Regulation S-K with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to PwC’s satisfaction, would have caused them to make reference thereto in their reports on the Company’s financial statements for such years.

During the years ended December 31, 2005 and 2004 and through June 19, 2006, there were no reportable events described under Item 304(a)(1)(v) of Regulation S-K, except as described below:

•	As reported in Item 4 of the Company’s Quarterly Reports on Forms 10-Q and Form 10-Q/A for the quarters ended September 30, 2004, June 30, 2004 and March 31, 2004, respectively, the Company’s Audit Committee determined, after advisement by PwC in connection with its review of the Company’s financial results for the quarter ended March 31, 2004, that there were two material weaknesses in the Company’s system of internal controls and procedures related to (i) controls surrounding side letters and distributor arrangements and (ii) accounting for complex equity instruments.

Refer to Item 9A of the Company’s Form 10-K for the year ended December 31, 2004 and Item 4 of the Company’s Forms 10-Q for the quarters ended June 30, 2004 and September 30, 2004 for further details regarding the implementation of measures designed to ensure that the Company’s financial results are accurately reported. Refer to the Item 4 section of the Company’s Form 10-Q/A for the quarter ended March 31, 2004 filed October 22, 2004 for the description of the errors arising from the material weaknesses. The Company has authorized PwC to respond fully to the inquiries of the successor accountant concerning the subject matter of each of the two material weaknesses disclosed above.

The Company has requested that PwC furnish it with a letter addressed to the United States Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of PwC’s letter dated June 19, 2006 is attached as Exhibit 16.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
16.1	Letter of PricewaterhouseCoopers LLP dated June 22, 2006, addressed to the Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CURON MEDICAL, INC.

By:	/s/ Larry C. Heaton II
Larry C. Heaton II President, Chief Executive Officer

Date: June 22, 2006

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INDEX TO EXHIBITS

Index Number	Description of Document
16.1	Letter of PricewaterhouseCoopers LLP dated June 22, 2006, addressed to the Securities and Exchange Commission.

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